BLACKROCK FUNDS II

BlackRock Global Dividend Income Portfolio

(the “Fund”)

Supplement dated July 13, 2012

to the Summary Prospectus dated November 28, 2011

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following in order to add Andrew Wheatley-Hubbard as a portfolio manager of the Fund:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Richard Turnill	2010	Managing Director of BlackRock, Inc.
Stuart Reeve	2010	Director of BlackRock, Inc.
Andrew Wheatley-Hubbard	2012	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-GDIP-0712SUP